UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Earliest Event Reported (March 5, 2013)
TEXAS INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)
Delaware	1-4887	75-0832210
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1341 West Mockingbird Lane, Dallas, Texas		75247
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (972) 647 6700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item No(s).

7.01	Regulation FD Disclosure

Through a series of one-on-one meetings on March 5, 2013, the Company will be a presenter at the Longbow Research Basic Materials  Conference in New York City, New York.  The presentation accompanying the meetings are attached as Exhibit 99.1 and will also be available and archived on the website.

Limitation on Incorporation by Reference:

The information in this report, including exhibits, shall not be deemed “filed” within the meaning of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section.

9.01	Exhibits

Exhibit 99.1         Texas Industries, Inc. March 5, 2013 Slide Presentation

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS INDUSTRIES, INC.

Date: March 5, 2013

By: /s/ Frederick G. Anderson
Vice President and General Counsel